                        AMENDMENT NO. 4 TO CREDIT AGREEMENT
                        -----------------------------------

          This Amendment No. 4 to Credit Agreement (this "Amendment") is dated as of March 27, 1995 by and among Uni-Marts, Inc., a Delaware corporation (the "Borrower"), PNC Bank, National Association, CoreStates Bank, N.A. and the Daiwa Bank, Ltd. (collectively, the "Banks") and PNC Bank, National Association, in its capacity as agent (the "Agent") for the Banks.

          WHEREAS, the Borrower, the Banks and the Agent are parties to a certain Credit Agreement dated as of March 1, 1993 (as amended, the "Credit Agreement"); and

          WHEREAS, the Borrower, the Banks and the Agent wish to further amend the Credit Agreement as set forth herein; and

          WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings as given to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:

          1.   Definitions.   Section 1.01 (Certain Definitions) is hereby
amended by deleting the definition of the term "Expiration Date" in its entirety and inserting in lieu thereof the following:

               Expiration Date shall mean, with respect to the Revolving Credit Commitment, February 28, 1997 or such later date determined pursuant to Section 2.10 hereof.

          2. Conditions of Effectiveness. The effectiveness of this Amendment is expressly conditioned upon: (i) the Agent's receipt of counterparts of this Amendment duly executed by the Borrower and each of the Banks; and (ii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrower, dated as of a date satisfactory to the Agent, certifying as to all action by the Borrower to authorize execution, delivery and performance of this Amendment.

          3.   Miscellaneous:

               A. Except as expressly modified and amended by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in their entirety and shall remain in full force and effect.

               B. The Borrower affirms the representations and warranties made by it to the Banks in Article VI of the Credit Agreement as of the date hereof (except representations and warranties which expressly relate to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and that the Borrower has performed and is in compliance with all covenants contained in Article VIII or elsewhere in the Credit Agreement. The Borrower represents and warrants to the Banks that no Event of Default or Potential Default has occurred and is continuing, and the execution and performance of this Amendment shall not give rise to an Event of Default or Potential Default.

               C. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Amendment which are payable by the Borrower as provided in Sections 10.05 and
11.03 of the Credit Agreement.

          4. Counterparts: This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all of such counterparts shall together constitute one and the same instrument.

          5. Governing Law: This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        UNI-MARTS, INC.

                                        By:  /S/ J. KIRK GALLAHER
                                             ---------------------------------
                                             Title:  Executive Vice President


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Agent

                                        By:  /S/ LOUIS R. CESTELLO
                                             ---------------------------------
                                             Title:  Assistant Vice President


                                        CORESTATES BANK, N.A.

                                        By:  /S/ PAUL S. PHILLIPS
                                             ---------------------------------
                                             Title:  Vice President


                                        THE DAIWA BANK, LTD.

                                        By:  /S/ GEORGE J. CERMINARA
                                             ---------------------------------
                                             Title:  Vice President

                                        By:  /S/ PAUL F. NOEL
                                             ---------------------------------
                                             Title:  Assistant Vice President







                                        2.